EXHIBIT 99.1


                          ANNUAL SERVICER'S CERTIFICATE

                             AMERICAN EXPRESS TRAVEL
                         RELATED SERVICES COMPANY, INC.

-------------------------------------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

-------------------------------------------------------------------------------


    The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), by and among TRS, as Servicer, American Express Centurion Bank, a Utah banking institution, and American Express Receivables Financing Corporation II, each as Transferor, and The Bank of New York, as trustee (the "Trustee"), does hereby certify to the best of his knowledge after reasonable investigation that:

1. TRS is as of the date hereof the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

2. The undersigned is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

3. A review of the activities of the Servicer during the calendar year ended December 31, 2000 and of its performance under the Agreement was conducted under my supervision.

4.  Based  on  such  review, the  Servicer  has, to  the  best of my  knowledge, performed in all material respects its obligations under the Agreement throughout such calendar year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

5. The following is a description of each Default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the calendar year ended December 31, 2000, which sets in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default, and (iii) the current status of each such default: NONE.

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 16th day of March, 2001.

                                  AMERICAN EXPRESS TRAVEL RELATED
                                  SERVICES COMPANY, INC., as Servicer

                                  By: /s/ Lawrence A. Belmonte
                                      ------------------------------------------
                                      Name:  Lawrence A. Belmonte
                                      Title: Vice President - Business Results

                                                                   EXHIBIT 99.2





REPORT OF INDEPENDENT ACCOUNTANTS


American Express Travel Related Services Company, Inc.
3 World Financial Center
200 Vesey Street
New York, New York 10285

American Express Centurion Bank
6985 Union Park Center, Suite 235
Midvale, UT 84047

American Express Receivables Financing Corporation II
3 World Financial Center
200 Vesey Street
New York, New York 10285

         and

The Bank of New York
101 Barclay Street, Floor 12E
New York, New York 10286


We have audited in accordance with auditing standards generally accepted in the United States the consolidated balance sheet of American Express Travel Related Services Company, Inc. (the "Company") as of December 31, 2000, and the related consolidated statements of income, shareholder's equity, and cash flows for the year then ended, and have issued our report thereon dated February 8, 2001.

In connection with our audit, nothing came to our attention that caused us to believe that the Company failed to comply with the terms, covenants, provisions, or conditions of Articles III and IV and Section 8.08 of the Master Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and supplemented by the Series' 1996-1, 1997-1, 1998-1, Series 1999-1, Series 1999-2, Series 1999-3,
Series 1999-4,  Series  1999-5,  Series  1999-6,  Series 2000-1,  Series 2000-2,
Series 2000-3, Series 2000-4 and Series 2000-5 Supplements (together the "Agreement"), among the Company, as Servicer, American Express Receivables Financing Corporation II ("RFCII") and American Express Centurion Bank ("Centurion"), as Transferors, and The Bank of New York ("BONY"), as Trustee on behalf of the Certificateholders of the Trust, insofar as they relate to accounting matters. However, our audit is not directed primarily toward obtaining knowledge of such noncompliance. Also, it should be understood that we make no representations as to questions of legal interpretation.

This report is intended solely for the information and use of the Company, RFC II, Centurion, BONY, Moody's Investors Services and Standard & Poor's Corporation and is not intended to be and should not be used by anyone other than these specified parties. However, this report is a matter of public record, as a result of inclusion as an exhibit to the Annual Report on Form 10-K filed by RFCII on behalf of the Trust, and its distribution is not limited.


                                                        /s/ Ernst & Young LLP

March 30, 2001

REPORT OF INDEPENDENT ACCOUNTANTS



American Express Travel Related Services Company, Inc.
3 World Financial Center
200 Vesey Street
New York, New York 10285

American Express Centurion Bank
6985 Union Park Center, Suite 235
Midvale, UT 84047

American Express Receivables Financing Corporation II
3 World Financial Center
200 Vesey Street
New York, New York 10285

         and

The Bank of New York
101 Barclay Street, Floor 12E
New York, New York 10286


We have examined management's assertion that American Express Travel Related Services Company, Inc. ("TRS"), a wholly owned subsidiary of American Express Company ("American Express"), maintained internal control policies and procedures over the functions performed as Servicer of the American Express Credit Account Master Trust (the "Trust") that are effective, as of December 31, 2000, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Master Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and supplemented by the Series' 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3,
1999-4,  1999-5,  1999-6,  2000-1, 2000-2, 2000-3, 2000-4 and 2000-5 Supplements
(together the "Agreement"), among TRS as Servicer, American Express Receivables Financing Corporation II ("RFCII") and American Express Centurion Bank ("Centurion") as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports. This assertion is included in the accompanying report of management titled, "Report of Management on Credit Account Master Trust Internal Control Policies and Procedures and Pooling and Servicing Agreement Compliance" (the "Report").

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included obtaining an understanding of the internal control policies and procedures over the functions performed by TRS as Servicer of the Trust, testing and evaluating the design and operating effectiveness of the policies and procedures, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any internal control policy and procedure, errors or irregularities may occur and not be detected. Also, projections of any evaluation of the internal control policies and procedures over the functions performed by TRS as Servicer of the Trust to future periods are subject to the risk that the policies and procedures may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assertion that TRS maintained internal control policies and procedures over the functions performed as Servicer of the Trust that are effective, as of December 31, 2000, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between TRS as Servicer, Centurion and RFCII as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports, is fairly stated, in all material respects, based upon the criteria specified in the Report.

This report is intended solely for the information and use of the Board of Directors and management of TRS as Servicer, RFCII and Centurion as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and is not intended to be and should not be used by anyone other than these specified parties. However, this report is a matter of public record, as a result of inclusion as an exhibit to the Annual Report on Form 10-K filed by RFCII on behalf of the Trust, and its distribution is not limited.


                                                        /s/ Ernst & Young LLP

March 30, 2001

                     REPORT OF MANAGEMENT ON CREDIT ACCOUNT
                          MASTER TRUST INTERNAL CONTROL
                POLICIES AND PROCEDURES AND POOLING AND SERVICING
                              AGREEMENT COMPLIANCE



Internal Control Policies and Procedures
----------------------------------------

American Express Travel Related Services Company, Inc. ("TRS"), which is a wholly owned subsidiary of American Express Company, is responsible for establishing and maintaining effective internal control policies and procedures over the functions performed as Servicer of the American Express Credit Account Master Trust (the "Trust"). These policies and procedures are designed to provide reasonable assurance to TRS' management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in conformity with the Master Pooling and Servicing Agreement, dated as of May 16, 1996 as supplemented by the Series' 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5, 1999-6, 2000-1,
2000-2, 2000-3, 2000-4 and 2000-5 Supplements (together the "Agreement"), among TRS as Servicer, American Express Receivables Financing Corporation II ("RFCII") and American Express Centurion Bank ("Centurion") as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any internal control policy and procedure, including the possibility of human error and the circumvention or overriding of controls. Accordingly, even effective internal control policies and procedures can provide only reasonable assurance with respect to the achievement of any objectives of internal control. Further, because of changes in conditions, the effectiveness of the internal control policies and procedures may vary over time.

TRS has determined that the objectives of its internal control policies and procedures, with respect to servicing and reporting of transferred loans, are to provide reasonable, but not absolute assurance that:

o Funds collected are appropriately allocated to the Trust in accordance with the Agreement.

o The addition of Accounts to the Trust are authorized in accordance with the Agreement.

o The removal of Accounts from the Trust are authorized in accordance with the Agreement.

o Trust assets amortizing out of the Trust are calculated in accordance with the Agreement.

o Daily records as specified in the Agreement are maintained and are available for inspection by the Trustee upon request.

o Monthly Servicer's Certificates are prepared and contain the required information in accordance with the Agreement.

o Monthly Servicer's Certificates generated pursuant to the Agreement are materially correct and are derived from and reconcile to the computer reports which are the source of such amounts contained in the reports.

o On an annual basis, the Servicer will deliver to the Trustee an Annual Servicer's Certificate.

o The payments to the Trustee are made by the Servicer in accordance with the Agreement.

TRS has assessed its internal control policies and procedures over the functions performed as Servicer of the Trust in relation to these criteria. Based upon this assessment, TRS maintained that, as of December 31, 2000, its internal control policies and procedures over the functions performed as Servicer of the Trust are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and the transactions are executed in accordance with management's authorization in conformity with the Agreement between the TRS as Servicer, RFCII and Centurion as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports.


Pooling and Servicing Agreement Compliance
------------------------------------------

TRS is responsible for complying with the Agreement. TRS assessed its compliance, as of December 31, 2000 and for the compliance period then ended, with the relevant covenants and conditions identified in the Agreement. Based upon this assessment and the delivery of the independent accountant's letters pursuant to Section 3.06 (a) and (b) of the Agreement, TRS was in compliance, as of December 31, 2000 and for the compliance period then ended, with the relevant covenants and conditions identified in the Agreement. In addition, TRS did not identify any instances of noncompliance in performing the assessment.

March 30, 2001

           American Express Travel Related Services Company, Inc. by:




                            /s/ James R. Ford
                            ---------------------------------------------------
                            James R. Ford
                            Senior Vice President -
                            Assistant Comptroller
                            Financial Accounting and Reporting



                            /s/ Lawrence Belmonte
                            ---------------------------------------------------
                            Lawrence Belmonte
                            Vice President, CSBS Finance

                                                                   EXHIBIT 99.3



                             SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                  --------------------------------------------

                                ANNUAL STATEMENT

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

 SERIES 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5, 1999-6,
                     2000-1, 2000-2, 2000-3, 2000-4 & 2000-5

           FOR THE PERIOD DECEMBER 25, 1999 THROUGH DECEMBER 25, 2000

                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5, 1999-6, 2000-1, 2000-2, 2000-3, 2000-4 and
2000-5 Supplements (the "Series Supplements"),among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.  TRS is, as of the date hereof, the Servicer under the Agreement.

3.  The undersigned is a Servicing Officer.

4. This Annual Statement is delivered pursuant to sections 5.02(d) of the Series Supplements and contains information with respect to the Trust aggregated for the period December 25, 1999 through December 25, 2000 (the end of the last monthly period of the Trust in 2000.)





    IN WITNESS WHEREOF, the  undersigned  has  duly  executed and delivered this
Certificate this       day of January, 2001.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/ Lawrence Belmonte
                                        --------------------------------
                                        Name:  Lawrence Belmonte
                                        Title: Vice President
                                               Business Results



ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 25, 1999 THROUGH DECEMBER 25, 2000

A. Trust Activity                                    Trust Totals
-----------------                                     -----------
BALANCES AT DECEMBER 25, 1999
Principal Receivable Balance (Restated for         10,304,756,926
  Jan addition)
Special Funding Account Balance                                 0
Total Principal Balance                            10,304,756,926

Aggregate Finance Charge Collections (excluding     2,105,344,111
  Discount Option & Recoveries)
Discount Percentage                                         2.00%
Discount Option Receivables Collections               317,175,829
Premium Option Receivables Collections                          0
Recoveries                                            116,740,230
Total Collections of Finance Charge Receivables     2,539,260,170
Total Collections of Principal Receivables         15,541,615,634
Defaulted amount                                      682,959,238
New Principal Receivables                          15,973,465,514
Additions                                           3,793,994,337

BALANCES AT DECEMBER 25, 2000
Principal Receivables Balance                      13,847,641,906
Required Minimum Principal Balance                 11,770,000,000
Transferor Amount                                   2,847,641,906
Special Funding Account Balance                                 0
Total Principal Balance                            13,847,641,906


B. Series Allocations                               Series 1996-1    Series 1997-1    Series 1998-1    Series 1999-1   Series 1999-2
---------------------                               -------------    -------------    -------------    -------------   -------------

Group Number                                                    1                1                2                1               1
Invested Amount                                     1,000,000,000    1,000,000,000    1,000,000,000    1,000,000,000     500,000,000
Adjusted Invested Amount                            1,000,000,000    1,000,000,000    1,000,000,000    1,000,000,000     500,000,000
Principal Funding Account Balance                               0                0                0                0               0
Series Required Transferor Amount                      70,000,000       70,000,000       70,000,000       70,000,000      35,000,000
Series Allocation Percentage at 12/25/00                    9.09%            9.09%            9.09%            9.09%           4.55%
Series Alloc. Finance Charge Collections              265,377,701      265,377,701      265,377,701      265,377,701     132,688,851
Series Allocable Recoveries                            12,316,700       12,316,700       12,316,700       12,316,700       6,158,350
Series Alloc. Principal Collections                 1,606,266,109    1,606,266,109    1,606,266,109    1,606,266,109     803,133,054
Series Allocable Defaulted Amount                      72,258,308       72,258,308       72,258,308       72,258,308      36,129,154


B. Series Allocations                               Series 1999-3    Series 1999-4    Series 1999-5    Series 1999-6   Series 2000-1
---------------------                               -------------    -------------    -------------    -------------    ------------

Group Number                                                    2                2                2                2
Invested Amount                                     1,000,000,000      500,000,000      500,000,000      500,000,000     500,000,000
Adjusted Invested Amount                            1,000,000,000      500,000,000      500,000,000      500,000,000     500,000,000
Principal Funding Account Balance                               0                0                0                0               0
Series Required Transferor Amount                      70,000,000       35,000,000       35,000,000       35,000,000      35,000,000
Series Allocation Percentage at 12/25/00                    9.09%            4.55%            4.55%            4.55%           4.55%
Series Alloc. Finance Charge Collections              265,377,701      132,688,851      132,688,851      132,688,851     120,957,271
Series Allocable Recoveries                            12,316,700        6,158,350        6,158,350        6,158,350       5,600,833
Series Alloc. Principal Collections                 1,606,266,109      803,133,054      803,133,054      803,133,054     736,558,970
Series Allocable Defaulted Amount                      72,258,308       36,129,154       36,129,154       36,129,154      32,528,889


B. Series Allocations                               Series 2000-2    Series 2000-3    Series 2000-4    Series 2000-5     Trust Total
---------------------                               -------------    -------------    -------------    -------------      ----------

Group Number                                                    2                2                2                2
Invested Amount                                       500,000,000    1,000,000,000    1,212,122,000      787,878,000  11,000,000,000
Adjusted Invested Amount                              500,000,000    1,000,000,000    1,212,122,000      787,878,000  11,000,000,000
Principal Funding Account Balance                               0                0                0                0               0
Series Required Transferor Amount                      35,000,000       70,000,000       84,848,540       55,151,460     770,000,000
Series Allocation Percentage at 12/25/00                    4.55%            9.09%           11.02%            7.16%            100%
Series Alloc. Finance Charge Collections              120,957,271      177,706,709      189,085,954       72,909,057   2,539,260,170
Series Allocable Recoveries                             5,600,833        8,022,338        8,251,253        3,048,073     116,740,230
Series Alloc. Principal Collections                   736,558,970    1,122,578,681    1,215,637,308      486,418,946  15,541,615,634
Series Allocable Defaulted Amount                      32,528,889       46,151,665       48,113,563       17,828,077     682,959,238





C. Group Allocations
--------------------
------------------------------------------------------------------------------------------------------------------------------------

1. Group 1 Allocations                              Series 1996-1    Series 1997-1    Series 1999-1    Series 1999-2   Series 2000-1
----------------------                              -------------   -------------     -------------    -------------   -------------
Investor Finance Charge Collections                   212,165,287      212,165,287      212,165,287      106,082,643      98,113,405

Investor Monthly Interest                              68,152,036       64,433,078       57,453,286       30,315,393      51,081,221
Investor Default Amount                                57,686,172       57,686,172       57,686,172       28,843,086      43,516,999
Investor Monthly Fees                                  20,000,000       20,000,000       20,000,000       10,000,000      15,000,000
Investor Additional Amounts                                    0                 0                0                0               0
Total                                                 145,838,208      142,119,250      135,139,458       69,158,479     109,598,221

Reallocated Investor Finance Charge Collections                NA               NA               NA               NA              NA
Available Excess                                       66,327,078       70,046,037       77,025,828       36,924,164      44,299,851


1. Group 1 Allocations                                                                                                 Group 1 Total
----------------------                                                                                                 -------------

Investor Finance Charge Collections                                                                                      840,691,908

Investor Monthly Interest                                                                                                271,435,016
Investor Default Amount                                                                                                  245,418,600
Investor Monthly Fees                                                                                                     85,000,000
Investor Additional Amounts                                                                                                        0
Total                                                                                                                    601,853,616

Reallocated Investor Finance Charge Collections                                                                                   NA
Available Excess                                                                                                         294,622,959


                                                    --------------------------------------------------------------------------------

2. Group 2 Allocations                              Series 1998-1    Series 1999-3    Series 1999-4    Series 1999-5   Series 1999-6
----------------------                              -------------    -------------    -------------    -------------   -------------

Investor Finance Charge Collections                   212,165,287      212,165,287      106,082,643      106,082,643     106,082,643

Investor Monthly Interest                              66,312,014       67,042,036       33,654,485       34,018,738      33,831,682
Investor Default Amount                                57,686,172       57,686,172       28,843,086       28,843,086      28,843,086
Investor Monthly Fees                                  20,000,000       20,000,000       10,000,000       10,000,000      10,000,000
Investor Additional Amounts                                     0                0                0                0               0
Total                                                 143,998,186      144,728,208       72,497,571       72,861,823      72,674,768

Reallocated Investor Finance Charge Collections                NA               NA               NA               NA              NA
Available Excess                                       68,167,101       67,437,079       33,585,073       33,220,820      33,407,876


2. Group 2 Allocations                              Series 2000-2    Series 2000-3    Series 2000-4    Series 2000-5   Group 2 Total
----------------------                              -------------    -------------    -------------    -------------   -------------

Investor Finance Charge Collections                    98,113,405      145,492,015      155,513,310       59,133,616   1,200,830,848

Investor Monthly Interest                              31,216,484       48,854,806       48,296,112       18,494,521     381,720,877
Investor Default Amount                                26,397,434       37,857,140       39,688,298       14,460,423     320,304,896
Investor Monthly Fees                                   9,166,667       13,333,333       14,141,423        5,252,520     111,893,943
Investor Additional Amounts                                     0                0                0              0                 0
Total                                                  66,780,585      100,045,279      102,125,833       38,207,465     813,919,716

Reallocated Investor Finance Charge Collections                NA               NA               NA               NA              NA
Investment Funding Account Proceeds                                                                                          200,875
Available Excess                                               0                0           200,875                0     235,817,948




II. Series 1996-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99            1,472,108,132         1,000,000,000          472,108,132
Adjusted Invested Amount at 12/25/99                         N/A         1,000,000,000                  N/A
Collections of Finance Chg. Receivables              265,377,701           212,165,287           53,212,415
Collections of Principal Receivables               1,606,266,109         1,283,190,768          323,075,340
Defaulted Amount                                      72,258,308            57,686,172           14,572,136

Invested / Transferor Amounts at 12/25/00          1,258,876,537         1,000,000,000          258,876,537


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  58,820,000             4,170,000            5,162,036         68,152,036
Investor Default Amount                               49,898,538             3,461,170            4,326,463         57,686,172
Investor Monthly Fees Due                             17,300,000             1,200,000            1,500,000         20,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                            126,018,538             8,831,170           10,988,499        145,838,208

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     865,000,000            60,000,000           75,000,000      1,000,000,000
Interest Distributions                                58,820,000             4,170,000            5,162,036         68,152,036
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   58,820,000             4,170,000            5,162,036         68,152,036
Certificates Balance at 12/25/00                     865,000,000            60,000,000           75,000,000      1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            68.00

      2.   Amount in respect of Class A Monthly Interest    $            68.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            69.50

      2.   Amount in respect of Class B Monthly Interest    $            69.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     5,162,036.46

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     5,162,036.46

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1996-1:                                              $             0.00



III. Series 1997-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------       ---------------          -----------

Invested /Transferor Amount at 12/25/99            1,472,108,132         1,000,000,000          472,108,132
Adjusted Invested Amount at 12/25/99                         N/A         1,000,000,000                  N/A
Collections of Finance Chg. Receivables              265,377,701           212,165,287           53,212,415
Collections of Principal Receivables               1,606,266,109         1,283,190,768          323,075,340
Defaulted Amount                                      72,258,308            57,686,172           14,572,136

Invested / Transferor Amounts at 12/25/00          1,258,876,537         1,000,000,000          258,876,537


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  55,360,000             3,930,000            5,143,078         64,433,078
Investor Default Amount                               49,898,538             3,461,170            4,326,463         57,686,172
Investor Monthly Fees Due                             17,300,000             1,200,000            1,500,000         20,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                            122,558,538             8,591,170           10,969,541        142,119,250

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     865,000,000            60,000,000           75,000,000      1,000,000,000
Interest Distributions                                55,360,000             3,930,000            5,143,078         64,433,078
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   55,360,000             3,930,000            5,143,078         64,433,078
Certificates Balance at 12/25/00                     865,000,000            60,000,000           75,000,000      1,000,000,000




D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            64.00

      2.   Amount in respect of Class A Monthly Interest    $            64.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            65.50

      2.   Amount in respect of Class B Monthly Interest    $            65.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     5,143,078.13

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     5,143,078.13

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1997-1:                                              $             0.00



IV. Series 1998-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                  ------------       ---------------          -----------

Invested /Transferor Amount at 12/25/99            1,472,108,132         1,000,000,000          472,108,132
Adjusted Invested Amount at 12/25/99                         N/A         1,000,000,000                  N/A
Collections of Finance Chg. Receivables              265,377,701           212,165,287           53,212,415
Collections of Principal Receivables               1,606,266,109         1,283,190,768          323,075,340
Defaulted Amount                                      72,258,308            57,686,172           14,572,136

Invested / Transferor Amounts at 12/25/00          1,258,876,537         1,000,000,000          258,876,537


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  54,196,484             5,384,839            6,730,691         66,312,014
Investor Default Amount                               47,591,092             4,614,894            5,480,186         57,686,172
Investor Monthly Fees Due                             16,500,000             1,600,000            1,900,000         20,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                            118,287,576            11,599,733           14,110,877        143,998,186

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     825,000,000            80,000,000           95,000,000      1,000,000,000
Interest Distributions                                54,196,484             5,384,839            6,730,691         66,312,014
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   54,196,484             5,384,839            6,730,691         66,312,014
Certificates Balance at 12/25/00                     825,000,000            80,000,000           95,000,000      1,000,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            65.69

      2.   Amount in respect of Class A Monthly Interest    $            65.69

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            67.31

      2.   Amount in respect of Class B Monthly Interest    $            67.31

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     6,730,690.63

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     6,730,690.63

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1998-1:                                              $             0.00



V. Series 1999-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99            1,472,108,132         1,000,000,000          472,108,132
Adjusted Invested Amount at 12/25/99                         N/A         1,000,000,000                  N/A
Collections of Finance Chg. Receivables              265,377,701           212,165,287           53,212,415
Collections of Principal Receivables               1,606,266,109         1,283,190,768          323,075,340
Defaulted Amount                                      72,258,308            57,686,172           14,572,136

Invested / Transferor Amounts at 12/25/00          1,258,876,537         1,000,000,000          258,876,537


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  48,440,000             3,510,000            5,503,286         57,453,286
Investor Default Amount                               49,898,538             3,461,170            4,326,463         57,686,172
Investor Monthly Fees Due                             17,300,000             1,200,000            1,500,000         20,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                            115,638,538             8,171,170           11,329,749        135,139,458

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     865,000,000            60,000,000           75,000,000      1,000,000,000
Interest Distributions                                48,440,000             3,510,000            5,503,286         57,453,286
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   48,440,000             3,510,000            5,503,286         57,453,286
Certificates Balance at 12/25/00                     865,000,000            60,000,000           75,000,000      1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            56.00

      2.   Amount in respect of Class A Monthly Interest    $            56.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            58.50

      2.   Amount in respect of Class B Monthly Interest    $            58.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     5,503,286.46

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     5,503,286.46

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1999-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-1:                                              $             0.00



VI. Series 1999-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99              736,054,066           500,000,000          236,054,066
Adjusted Invested Amount at 12/25/99                         N/A           500,000,000                  N/A
Collections of Finance Chg. Receivables              132,688,851           106,082,643           26,606,207
Collections of Principal Receivables                 803,133,054           641,595,384          161,537,670
Defaulted Amount                                      36,129,154            28,843,086            7,286,068

Invested / Transferor Amounts at 12/25/00            629,438,268           500,000,000          129,438,268


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  25,733,750             1,830,000            2,751,643         30,315,393
Investor Default Amount                               24,949,269             1,730,585            2,163,231         28,843,086
Investor Monthly Fees Due                              8,650,000               600,000              750,000         10,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             59,333,019             4,160,585            5,664,875         69,158,479

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     432,500,000            30,000,000           37,500,000        500,000,000
Interest Distributions                                25,733,750             1,830,000            2,751,643         30,315,393
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   25,733,750             1,830,000            2,751,643         30,315,393
Certificates Balance at 12/25/00                     432,500,000            30,000,000           37,500,000        500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            59.50

      2.   Amount in respect of Class A Monthly Interest    $            59.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            61.00

      2.   Amount in respect of Class B Monthly Interest    $            61.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,751,643.23

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,751,643.23

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1999-2:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-2:                                              $             0.00



VII. Series 1999-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99            1,472,108,132         1,000,000,000          472,108,132
Adjusted Invested Amount at 12/25/99                         N/A         1,000,000,000                  N/A
Collections of Finance Chg. Receivables              265,377,701           212,165,287           53,212,415
Collections of Principal Receivables               1,606,266,109         1,283,190,768          323,075,340
Defaulted Amount                                      72,258,308            57,686,172           14,572,136

Invested / Transferor Amounts at 12/25/00          1,258,876,537         1,000,000,000          258,876,537


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  54,613,568             5,457,639            6,970,830         67,042,036
Investor Default Amount                               47,591,092             4,614,894            5,480,186         57,686,172
Investor Monthly Fees Due                             16,500,000             1,600,000            1,900,000         20,000,000
Investor Additional Amounts Due                                0              0                           0                  0
Total Due                                            118,704,659            11,672,533           14,351,016        144,728,208

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest              Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     825,000,000            80,000,000           95,000,000      1,000,000,000
Interest Distributions                                54,613,568             5,457,639            6,970,830         67,042,036
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   54,613,568             5,457,639            6,970,830         67,042,036
Certificates Balance at 12/25/00                     825,000,000            80,000,000           95,000,000      1,000,000,000



 D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            66.20

      2.   Amount in respect of Class A Monthly Interest    $            66.20

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            68.22

      2.   Amount in respect of Class B Monthly Interest    $            68.22

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     6,970,829.51

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     6,970,829.51

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1999-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-3:                                              $             0.00



VIII. Series 1999-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99              736,054,066           500,000,000          236,054,066
Adjusted Invested Amount at 12/25/99                         N/A           500,000,000                  N/A
Collections of Finance Chg. Receivables              132,688,851           106,082,643           26,606,207
Collections of Principal Receivables                 803,133,054           641,595,384          161,537,670
Defaulted Amount                                      36,129,154            28,843,086            7,286,068

Invested / Transferor Amounts at 12/25/00            629,438,268           500,000,000          129,438,268


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  27,431,909             2,761,175            3,461,401         33,654,485
Investor Default Amount                               23,795,546             2,307,447            2,740,093         28,843,086
Investor Monthly Fees Due                              8,250,000               800,000              950,000         10,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             59,477,455             5,868,622            7,151,494         72,497,571

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     412,500,000            40,000,000           47,500,000        500,000,000
Interest Distributions                                27,431,909             2,761,175            3,461,401         33,654,485
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   27,431,909             2,761,175            3,461,401         33,654,485
Certificates Balance at 12/25/00                     412,500,000            40,000,000           47,500,000        500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            66.50

      2.   Amount in respect of Class A Monthly Interest    $            66.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            69.03

      2.   Amount in respect of Class B Monthly Interest    $            69.03

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,461,400.87

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,461,400.87

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1999-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-4:                                              $             0.00



IX. Series 1999-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99              736,054,066           500,000,000          236,054,066
Adjusted Invested Amount at 12/25/99                         N/A           500,000,000                  N/A
Collections of Finance Chg. Receivables              132,688,851           106,082,643           26,606,207
Collections of Principal Receivables                 803,133,054           641,595,384          161,537,670
Defaulted Amount                                      36,129,154            28,843,086            7,286,068

Invested / Transferor Amounts at 12/25/00            629,438,268           500,000,000          129,438,268


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  27,723,867             2,785,442            3,509,429         34,018,738
Investor Default Amount                               23,795,546             2,307,447            2,740,093         28,843,086
Investor Monthly Fees Due                              8,250,000               800,000              950,000         10,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             59,769,413             5,892,889            7,199,522         72,861,823

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     412,500,000            40,000,000           47,500,000        500,000,000
Interest Distributions                                27,723,867             2,785,442            3,509,429         34,018,738
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   27,723,867             2,785,442            3,509,429         34,018,738
Certificates Balance at 12/25/00                     412,500,000            40,000,000           47,500,000        500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            67.21

      2.   Amount in respect of Class A Monthly Interest    $            67.21

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            69.64

      2.   Amount in respect of Class B Monthly Interest    $            69.64

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,509,428.65

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,509,428.65

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1999-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-5:                                              $             0.00



X. Series 1999-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99              736,054,066           500,000,000          236,054,066
Adjusted Invested Amount at 12/25/99                         N/A           500,000,000                  N/A
Collections of Finance Chg. Receivables              132,688,851           106,082,643           26,606,207
Collections of Principal Receivables                 803,133,054           641,595,384          161,537,670
Defaulted Amount                                      36,129,154            28,843,086            7,286,068

Invested / Transferor Amounts at 12/25/00            629,438,268           500,000,000          129,438,268


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  27,557,034             2,765,219            3,509,429         33,831,682
Investor Default Amount                               23,795,546             2,307,447            2,740,093         28,843,086
Investor Monthly Fees Due                              8,250,000               800,000              950,000         10,000,000
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             59,602,580             5,872,666            7,199,522         72,674,768

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     412,500,000            40,000,000           47,500,000        500,000,000
Interest Distributions                                27,557,034             2,765,219            3,509,429         33,831,682
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   27,557,034             2,765,219            3,509,429         33,831,682
Certificates Balance at 12/25/00                     412,500,000            40,000,000           47,500,000        500,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            66.80

      2.   Amount in respect of Class A Monthly Interest    $            66.80

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            69.13

      2.   Amount in respect of Class B Monthly Interest    $            69.13

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,509,428.65

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,509,428.65

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 1999-6:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-6:                                              $             0.00



XI. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99              643,313,903           500,000,000          143,313,903
Adjusted Invested Amount at 12/25/99                         N/A           500,000,000                  N/A
Collections of Finance Chg. Receivables              120,957,271            98,113,405           22,843,865
Collections of Principal Receivables                 736,558,970           596,371,747          140,187,223
Defaulted Amount                                      32,528,889            26,397,434            6,131,456

Invested / Transferor Amounts at 12/25/00            629,438,268           500,000,000          129,438,268


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest              Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  28,372,000             2,022,667            2,563,936         32,958,603
Investor Default Amount                               22,833,780             1,583,846            1,979,808         26,397,434
Investor Monthly Fees Due                              7,929,167               550,000              687,500          9,166,667
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             59,134,947             4,156,513            5,231,244         68,522,703

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     432,500,000            30,000,000           37,500,000        500,000,000
Interest Distributions                                28,372,000             2,022,667            2,563,936         32,958,603
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   28,372,000             2,022,667            2,563,936         32,958,603
Certificates Balance at 12/25/00                     432,500,000            30,000,000           37,500,000        500,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            65.60

      2.   Amount in respect of Class A Monthly Interest    $            65.60

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            67.42

      2.   Amount in respect of Class B Monthly Interest    $            67.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,563,936.20

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,563,936.20

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-1:                                              $             0.00



XII. Series 2000-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99              643,313,903           500,000,000          143,313,903
Adjusted Invested Amount at 12/25/99                         N/A           500,000,000                  N/A
Collections of Finance Chg. Receivables              120,957,271            98,113,405           22,843,865
Collections of Principal Receivables                 736,558,970           596,371,747          140,187,223
Defaulted Amount                                      32,528,889            26,397,434            6,131,456

Invested / Transferor Amounts at 12/25/00            629,438,268           500,000,000          129,438,268


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  25,428,763             2,534,681            3,253,041         31,216,484
Investor Default Amount                               21,777,883             2,111,795            2,507,756         26,397,434
Investor Monthly Fees Due                              7,562,500               733,333              870,833          9,166,667
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             54,769,146             5,379,809            6,631,630         66,780,585

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     412,500,000            40,000,000           47,500,000        500,000,000
Interest Distributions                                25,428,763             2,534,681            3,253,041         31,216,484
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   25,428,763             2,534,681            3,253,041         31,216,484
Certificates Balance at 12/25/00                     412,500,000            40,000,000           47,500,000        500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            61.65

      2.   Amount in respect of Class A Monthly Interest    $            61.65

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            63.37

      2.   Amount in respect of Class B Monthly Interest    $            63.37

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,253,040.80

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,253,040.80

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-2:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-2:                                              $             0.00



XIII. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99            1,262,730,089         1,000,000,000          262,730,089
Adjusted Invested Amount at 12/25/99                         N/A         1,000,000,000                  N/A
Collections of Finance Chg. Receivables              177,706,709           145,492,015           32,214,694
Collections of Principal Receivables               1,122,578,681           915,690,189          206,888,492
Defaulted Amount                                      46,151,665            37,857,140            8,294,524

Invested / Transferor Amounts at 12/25/00          1,258,876,537         1,000,000,000          258,876,537


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  39,855,865             3,973,744            5,025,197         48,854,806
Investor Default Amount                               31,232,141             3,028,571            3,596,428         37,857,140
Investor Monthly Fees Due                             11,000,000             1,066,667            1,266,667         13,333,333
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             82,088,005             8,068,982            9,888,292        100,045,279

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     825,000,000            80,000,000           95,000,000      1,000,000,000
Interest Distributions                                39,855,865             3,973,744            5,025,197         48,854,806
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   39,855,865             3,973,744            5,025,197         48,854,806
Certificates Balance at 12/25/00                     825,000,000            80,000,000           95,000,000      1,000,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            48.31

      2.   Amount in respect of Class A Monthly Interest    $            48.31

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            49.67

      2.   Amount in respect of Class B Monthly Interest    $            49.67

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     5,025,196.53

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     5,025,196.53

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-3:                                              $             0.00



XIV. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99            1,361,536,782         1,212,122,000          149,414,782
Adjusted Invested Amount at 12/25/99                          NA         1,212,122,000                   NA
Collections of Finance Chg. Receivables              189,085,954           155,513,310           33,572,644
Collections of Principal Receivables               1,215,637,308           995,046,184          220,591,124
Defaulted Amount                                      48,113,563            39,688,298            8,425,265

Invested / Transferor Amounts at 12/25/00          1,525,911,946         1,212,122,000          313,789,946


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  39,370,174             3,339,136            4,982,151         47,691,461
Investor Default Amount                               32,742,824             3,175,072            3,770,402         39,688,298
Investor Monthly Fees Due                             11,666,667             1,131,317            1,343,440         14,141,423
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             83,779,665             7,645,524           10,095,993        101,521,182

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest               Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                   1,000,000,000            96,970,000          115,152,000      1,212,122,000
Interest Distributions                                39,370,174             3,943,787            4,982,151         48,296,112
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   43,739,549             4,380,818            4,982,151         48,296,112
Certificates Balance at 12/25/00                   1,000,000,000            96,970,000          115,152,000      1,212,122,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            39.37

      2.   Amount in respect of Class A Monthly Interest    $            39.37

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            40.67

      2.   Amount in respect of Class B Monthly Interest    $            40.67

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     4,982,151.24

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     4,982,151.24

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-4:                                              $             0.00



XV. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------       ---------------          -----------
Invested /Transferor Amount at 12/25/99              980,360,539           787,878,000          192,482,539
Adjusted Invested Amount at 12/25/99                         N/A           787,878,000                  N/A
Collections of Finance Chg. Receivables               72,909,057            59,133,616           13,775,441
Collections of Principal Receivables                 486,418,946           394,494,379           91,924,566
Defaulted Amount                                      17,828,077            14,460,423            3,367,653

Invested / Transferor Amounts at 12/25/00            991,841,128           787,878,000          203,963,128


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest               Total
--------------------------------------                   -------               -------           ----------              -----

Monthly Interest Due                                  15,065,561             1,512,580            1,916,380         18,494,521
Outstanding Monthly Interest Due                               0                     0                    0                  0
Additional Interest Due                                        0                     0                    0                  0
Total Interest Due                                    15,065,561             1,512,580            1,916,380         18,494,521
Investor Default Amount                               11,929,861             1,156,829            1,373,733         14,460,423
Investor Monthly Fees Due                              4,333,333               420,200              498,987          5,252,520
Investor Additional Amounts Due                                0                     0                    0                  0
Total Due                                             31,328,756             3,089,610            3,789,099         38,207,465

Reallocated Investor Finance Charge Collections                                                                             NA


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B             Interest              Total
--------------------------------------------             -------               -------           ----------              -----

Certificates Balance at 12/25/99                     650,000,000            63,030,000           74,848,000        787,878,000
Interest Distributions                                15,065,561             1,512,580            1,916,380         18,494,521
Principal Deposits - Prin. Funding Account                     0                     0                    0                  0
Principal Distributions                                        0                     0                    0                  0
Total Distributions                                   15,065,561             1,512,580            1,916,380         18,494,521
Certificates Balance at 12/25/00                     650,000,000            63,030,000           74,848,000        787,878,000





D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            23.18

      2.   Amount in respect of Class A Monthly Interest    $            23.18

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            24.00

      2.   Amount in respect of Class B Monthly Interest    $            24.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2000.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,916,379.71

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,916,379.71

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2000.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2.   Shared Principal Collections from other
            Series allocated to Series 2000-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-5:                                              $             0.00


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